Oppenheimer Intermediate Tax-Exempt Fund
Annual Report September 30, 1995

[PHOTO]

"We want
investment
income that
won't add
to our
taxes...
and we need
to feel
comfortable."

[LOGO]

This Fund is for people who want investment income that's EXEMPT from TAXES and who feel secure investing in a fund designed to limit risk.

YIELD

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/95:(3)

Class A

4.04%

Class B

3.26%

Class C

3.30%

HOW YOUR FUND IS MANAGED

Oppenheimer Intermediate Tax-Exempt Fund invests primarily in a diversified portfolio of tax-exempt bonds. The Fund intends to maintain an intermediate-term average portfolio maturity (3-10 years). The Fund's investment strategy is to seek a high tax-free yield with less of the price volatility typical of longer-term maturity municipal bond funds.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and C shares shares were 8.78% and 8.13%, respectively.(1)

     Your Fund's average annual total   returns at maximum offering price for
Class A shares for the 1- and 5-year periods ended 9/30/95 and since inception of the Class on 11/11/86 were 4.98%, 7.40% and 7.04%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 12/1/93 were 7.13% and 2.92%, respectively.(2)

OUTLOOK

"Our outlook for intermediate-term bonds is positive for several reasons. First, there is a shrinking supply of bonds on the short end of the yield curve as a record number of pre-refunded bonds mature. Second, we expect a continuation of strong demand for intermediate bonds because they represent a safe haven from tax reform as well as from interest rate volatility. Finally, if the Federal Reserve continues to ease short-term interest rates, there is the potential for additional price appreciation."

                                              Caryn Halbrecht, Portfolio Manager
                                                              September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment return and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax.
1. Based on the change in net asset value per share from 9/30/94 to 9/30/95, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/94, 9/30/90 and 11/11/86 (inception of class), after deducting the current maximum initial sales charge of 3.50%. Total return data is not yet available for Class B shares (inception 8/29/95). Class C returns show results of hypothetical investments on 9/30/94 and 12/1/93 (inception of class) with the 1% contingent deferred sales charge deducted for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Prior to 4/7/90, the Fund had a different advisor.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.


2 Oppenheimer Intermediate Tax-Exempt Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Intermediate
Tax-Exempt Fund

[PHOTO]
Jon S. Fossel
President
Oppenheimer
Intermediate
Tax-Exempt Fund

Dear OppenheimerFunds Shareholder,

Like nearly all fixed income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995.

    Although the Federal Reserve Board did not reduce short-term interest rates until July 6, long-term interest rates--which are driven by market forces--had been falling for some time based on positive underlying market fundamentals. And when interest rates fall, bonds appreciate in value. As a result, most bond markets, including the municipal bond market, have had a strong year thus far.

    Another factor supporting the overall fixed income market has been the continued focus in Washington on the trade imbalance and on budget deficit reduction. This focus should further support the recently resurgent dollar which, along with low interest rates in developed countries around the world, has started attracting foreign investors back to U.S. fixed income markets in search of higher yields.

    One development that has sparked some concern among municipal investors, however, is the discussion in Congress regarding possible changes to the income tax system. There are several proposals to create a "flat" income tax, in which the level of taxation would be changed to the same percentage for all taxpayers in exchange for fewer tax deductions. Other proposals would exclude all dividends and interest from taxation. If any of these proposals were to be enacted, the relative advantage of municipal bonds over taxable bonds would become smaller. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform in the near future are quite low and that the more likely scenario will be modifications to the existing tax structure. In the meantime, the tax proposals have put some temporary downward pressure on municipal bond prices.

    Consequently, we believe municipal bonds are currently trading at very attractive levels relative to taxable investments. Typically, we would expect long-term municipal bonds to provide yields of about 80% of taxable bonds. Recently, however, municipal bonds were trading at yields of more than 90% of taxable securities. Couple that with inflation of only about 3%, and it becomes clear that municipal bonds are producing some of the best real, inflation-adjusted returns in some time.

    Although the economy has shown a variety of mixed signals recently, we believe the Federal Reserve Board will not return to a tightening policy again in the near future, because the U.S. economy appears to be in a moderate growth period with no inflation. As a result, we do not expect the bond market to weaken any time soon and continue to be optimistic about municipal bonds.

    Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ James C. Swain                          /s/ Jon S. Fossel

James C. Swain                              Jon S. Fossel


October 23, 1995


3  Oppenheimer Intermediate Tax-Exempt Fund

CARYN HALBRECHT
Portfolio Manager

Q+A  AN INTERVIEW WITH YOUR FUND'S MANAGER.

THE BOND MARKET RALLIED SUBSTANTIALLY OVER THE COURSE OF THE YEAR. TO WHAT EXTENT DID INTERMEDIATE-MATURITY MUNICIPAL BONDS PARTICIPATE?

The Federal Reserve cut interest rates in February 1995, believing that the threat of inflation they'd been fighting had diminished. This caused a broad-based rally in the bond markets. Intermediate-term municipal bonds participated in the rally, rising somewhat less than longer-term bonds due to their shorter maturities.

    Since the beginning of the year, however, the intermediate sector has performed well due to strong investor demand. Investors are focusing on shorter-term municipal bonds for two reasons--partly because of tax reform talk and partly to limit volatility.

WHAT IMPACT HAS TAX REFORM TALK HAD ON THE MARKET AS A WHOLE?

The impact has been to direct some investors toward shorter-term bonds, which includes the intermediate sector. The reason for investors' focus on shorter bonds is primarily that, should any tax reform measures pass, it is likely to take several years before the changes become effective and the shorter bond ought to have matured by then. Alternatively, long bond prices are being discounted because of the potential for tax reform.

WHAT OTHER FACTORS INFLUENCED YOUR MARKET?

Limited supply was a plus. Few new bonds were issued this year compared to the high levels of new issues we'd seen in the past several years. In addition, an unusual number of existing bonds are maturing or being redeemed by issuers, providing price support to the market.

WHAT OTHER CHANGES IN STRATEGY HAVE YOU BEEN IMPLEMENTING?

Given the big run-up in bonds so far this year, we are planning more emphasis on yield and less on opportunities for price appreciation.

    One step we've taken is to add names selectively from the lower end of the investment grade spectrum. We believe this area offers investors significant benefits in terms of both value and yield because of the broad diversification we can offer in a mutual fund. And we conduct ongoing credit research to be sure to preserve value.1

WHAT'S YOUR OUTLOOK FOR THE FUND?

Our outlook for intermediate-term bonds is positive for several reasons. First, the supply of bonds on the short end of the yield curve is shrinking as a record number of prerefunded bonds mature. Second, we expect a continuation of strong demand for intermediate bonds because they are viewed as less susceptible than longer-term bonds to the impact of anticipated tax reform as well as to interest rate volatility. Additionally, if the Federal Reserve eases short-term interest rates again in the future, there is potential for additional price appreciation. -

1. The Fund's portfolio is subject to change.


4 Oppenheimer Intermediate Tax-Exempt Fund

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1995

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.5%
-------------------------------------------------------------------------------------------------------------------------
ALASKA--1.3%              North Slope Boro, Alaska General Obligation Bonds,
                          Series B, CGIC Insured, 7.50%, 6/30/01                 Aaa/AAA          $1,000,000   $1,146,654
-------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--7.5%          California Pollution Control Financing Authority
                          Revenue Bonds, Southern California Edison,
                          Series A, MBIA--IBC Insured, 6.90%, 9/1/06             Aaa/AAA           1,000,000    1,072,597
                          -----------------------------------------------------------------------------------------------
                          California Statewide Communities Development
                          Authority Hospital Revenue Certificates of
                          Participation, Cedars-Sinai Medical Center,
                          MBIA--IBC Insured, 6.50%, 8/1/12                       Aaa/AAA           1,000,000    1,080,120
                          -----------------------------------------------------------------------------------------------
                          Corona, California Certificates of Participation,
                          Prerefunded, Series B, 10%, 11/1/20                    Aaa/AAA           1,000,000    1,341,544
                          -----------------------------------------------------------------------------------------------
                          Foothill/Eastern Transportation Corridor Agency
                          California Toll Road Cv. Capital Appreciation
                          Revenue Bonds, Sr. Lien, Series A, 0%/6.95%,
                          1/1/07(1)                                              Baa/BBB-/BBB      2,000,000    1,077,652
                          -----------------------------------------------------------------------------------------------
                          Sacramento, California Cogeneration Authority
                          Revenue Bonds, Procter & Gamble Project, 6.375%,
                          7/1/10                                                 NR/BBB-           1,100,000    1,107,099
                          -----------------------------------------------------------------------------------------------
                          San Bernardino County, California Certificates of
                          Participation, Medical Center Financing Project, 6%,
                          8/1/09                                                 Baa1/A-           1,000,000      989,726
                                                                                                                ---------
                                                                                                                6,668,738
                          -----------------------------------------------------------------------------------------------
COLORADO--1.8%            Denver, Colorado City & County Airport Revenue
                          Bonds, Series A, 7%, 11/15/99                          Baa/BB            1,000,000    1,062,584
                          -----------------------------------------------------------------------------------------------
                          Meridian Metropolitan District, Colorado General
                          Obligation Refunding Bonds, 7.50%, 12/1/11             A3/NR               500,000      553,567
                                                                                                                ---------
                                                                                                                1,616,151
                          -----------------------------------------------------------------------------------------------
CONNECTICUT--2.5%         Connecticut State Special Tax Revenue Bonds,
                          Transportation Infrastructure Project, Prerefunded,
                          Series A, 7.125%, 6/1/07                               NR/AAA            2,000,000    2,260,124
                          -----------------------------------------------------------------------------------------------
FLORIDA--2.9%             Florida State Board of Education Administration
                          Capital Outlay General Obligation Bonds,
                          Prerefunded, Series B, 7.625%, 6/1/09                  Aaa/AAA           1,500,000    1,615,197
                          -----------------------------------------------------------------------------------------------
                          Polk County, Florida Industrial Development
                          Authority Revenue Bonds, Purex Corp. Project, 6.75%,
                          6/1/03                                                 NR/NR               960,000      960,391
                                                                                                                ---------
                                                                                                                2,575,588
                          -----------------------------------------------------------------------------------------------
GEORGIA--2.6%             Georgia State Residential Finance Authority Home
                          Ownership Mtg. Revenue Bonds, Series A, Subseries
                          A--1, FHA Insured, 7.50%, 6/1/17                       Aa/AA+              245,000      257,307
                          -----------------------------------------------------------------------------------------------
                          Savannah, Georgia Hospital Authority Revenue Bonds,
                          Refunding & Improvement-Chandler Hospital, 7%,
                          1/1/11                                                 Baa/BBB+          2,000,000    2,024,116
                                                                                                                ---------
                                                                                                                2,281,423
                          -----------------------------------------------------------------------------------------------
ILLINOIS--5.3%            Chicago, Illinois General Obligation Refunding
                          Bonds, Prerefunded, Series B, 9.25%, 1/1/13            A/A                 500,000      552,535
                          -----------------------------------------------------------------------------------------------
                          Du Page County, Illinois First Preservation District
                          General Obligation Bonds, Prerefunded, 7.70%,
                          11/1/00                                                NR/AAA            1,000,000    1,089,900
                          -----------------------------------------------------------------------------------------------
                          Du Page Water Commission of Illinois Water Revenue
                          Bonds, Prerefunded, 6.875%, 5/1/14                     NR/AAA            1,000,000    1,061,052



5  Oppenheimer Intermediate Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ILLINOIS (CONTINUED)      Illinois Development Finance Authority Pollution
                          Control Revenue Refunding Bonds, Central Illinois
                          Public Service Co., Series A, 7.60%, 3/1/14
                                                                                 Aa2/AA           $  250,000   $  272,323
                          -----------------------------------------------------------------------------------------------
                          Southwestern Illinois Development Authority Hospital
                          Revenue Bonds, St. Elizabeth Medical Center, 8%, 6/1/10
                                                                                 NR/A-               500,000      535,273
                          -----------------------------------------------------------------------------------------------
                          Waukegan, Illinois General Obligation Bonds,
                          MBIA Insured, 7.50%, 12/30/03                          Aaa/AAA           1,000,000    1,152,381
                                                                                                                ---------
                                                                                                                4,663,464
                          -----------------------------------------------------------------------------------------------
INDIANA--1.6%             Indiana Bond Bank Revenue Guarantee Bonds, State
                          Revolving Fund Program, Series A, 6.875%, 2/1/12       NR/A              1,135,000    1,203,747
                          -----------------------------------------------------------------------------------------------
                          Indiana University Revenue Bonds, Hospital
                          Facilities Project, 7%, 1/1/09                         A1/A+               215,000      225,330
                                                                                                                ---------
                                                                                                                1,429,077
                          -----------------------------------------------------------------------------------------------
LOUISIANA--1.3%           Louisiana State General Obligation Bonds, Series A,
                          AMBAC Insured, 8%, 5/1/99                              Aaa/AAA/AAA       1,000,000    1,118,959
                          -----------------------------------------------------------------------------------------------
MAINE--1.5%               Maine Educational Loan Marketing Corp. Student
                          Loan Revenue Refunding Bonds, Series A, 6.05%, 11/1/04 Aaa/NR              750,000      783,514
                          -----------------------------------------------------------------------------------------------
                          Maine State Housing Authority Revenue Bonds,
                          Mtg. Purchase Project, Series A, 7.50%, 11/15/22       A1/AA               500,000      527,799
                                                                                                                ---------
                                                                                                                1,311,313
                          -----------------------------------------------------------------------------------------------
MARYLAND--1.4%            Howard County, Maryland Certificates of
                          Participation, Series A, 8.05%, 2/15/21                NR/AA+              350,000      447,792
                          -----------------------------------------------------------------------------------------------
                          Maryland Water Quality Financing Administration
                          Revenue Bonds, Revolving Loan Fund, Series A,
                          Zero Coupon, 9/1/07                                    Aa/AA/AA-         1,500,000      800,946
                                                                                                                ---------
                                                                                                                1,248,738
                          -----------------------------------------------------------------------------------------------
MASSACHUSETTS--1.4%       Massachusetts State Dedicated Income Tax Bonds,
                          Series A, 7.875%, 6/1/97                               A1/A+/A+            665,000      706,505
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State General Obligation Bonds,
                          FGIC Insured, 7.875%, 6/1/97                           Aaa/AAA/AAA         500,000      532,713
                                                                                                                ---------
                                                                                                                1,239,218
                         ------------------------------------------------------------------------------------------------
MICHIGAN--3.6%            Detroit, Michigan General Obligation Refunding Bonds,
                          Series B, 7%, 4/1/04                                   Ba1/BBB           2,000,000    2,141,336
                          -----------------------------------------------------------------------------------------------
                          Detroit, Michigan Self-Insurance Bonds, Series A,
                          5.70%, 5/1/02                                          NR/BBB-           1,000,000      995,068
                                                                                                                ---------
                                                                                                                3,136,404
                          -----------------------------------------------------------------------------------------------
NEVADA--2.6%              Clark County, Nevada School District General
                          Obligation Bonds, Series A, MBIA Insured, 9.75%,
                          6/1/01                                                 Aaa/AAA           1,800,000    2,263,115
                          -----------------------------------------------------------------------------------------------
NEW JERSEY--1.8%          Ocean County, New Jersey General Obligation
                          Bonds, 7.40%, 10/15/00                                 Aa/AA-/AA         1,400,000    1,583,386
                          -----------------------------------------------------------------------------------------------
NEW MEXICO--0.6%          New Mexico State Hospital Equipment Loan Council
                          Revenue Bonds, San Juan Regional Medical Center,
                          Inc. Project, 7.90%, 6/1/11                            A/NR                500,000      551,177



6  Oppenheimer Intermediate Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
NEW YORK--16.6%           City of New York General Obligation Bonds, Series B,
                          6.20%, 8/15/06                                         Baa1/BBB+/A-     $3,000,000   $3,047,178
                          -----------------------------------------------------------------------------------------------
                          City of New York General Obligation Bonds,
                          Series F, 8.40%, 11/15/07                              Aaa/BBB+/A-       4,500,000    5,396,008
                          -----------------------------------------------------------------------------------------------
                          City of New York Industrial Development Agency
                          Special Facility Revenue Bonds, Terminal One
                          Group Assn. Project, 6%, 1/1/08                        A/A/A-            2,000,000    2,033,474
                          -----------------------------------------------------------------------------------------------
                          City of New York Industrial Development Agency
                          Special Facility Revenue Bonds, Terminal One
                          Group Assn. Project, 6.10%, 1/1/09                     A/A/A-            2,000,000    2,033,308
                          -----------------------------------------------------------------------------------------------
                          New York State General Obligation Refunding Bonds,
                          7.80%, 11/15/99                                        A/A-              1,000,000    1,131,014
                          -----------------------------------------------------------------------------------------------
                          New York State Urban Development Corp.
                          Revenue Refunding Bonds, Correctional
                          Facilities Project, 5.25%, 1/1/02                      Baa1/BBB/A        1,035,000    1,037,099
                                                                                                                ---------
                                                                                                               14,678,081
                          -----------------------------------------------------------------------------------------------
OKLAHOMA--1.4%            Oklahoma County, Oklahoma Home Finance
                          Authority Revenue Bonds, GNMA Collateral Mtg.
                          Program, 7.65%, 1/1/23                                 NR/AA-              125,000      133,082
                          -----------------------------------------------------------------------------------------------
                          Oklahoma State Industrial Authority Revenue Bonds,
                          Health Systems-Baptist Medical Center, Series C,
                          AMBAC Insured, 7%, 8/15/05                             Aaa/AAA/AAA         955,000    1,095,161
                                                                                                                ---------
                                                                                                                1,228,243
                          -----------------------------------------------------------------------------------------------
PENNSYLVANIA--10.2%       Pennsylvania State Industrial Development Authority
                          Revenue Bonds, Economic Development Project,
                          AMBAC Insured, 6%, 1/1/99                              Aaa/AAA/AAA       2,000,000    2,094,064
                          -----------------------------------------------------------------------------------------------
                          Pennsylvania State Industrial Development Authority
                          Revenue Bonds, Economic Development Project,
                          Series A, 6.80%, 7/1/01                               NR/A-/AAA          3,000,000    3,359,085
                          -----------------------------------------------------------------------------------------------
                          Philadelphia, Pennsylvania Airport Revenue Bonds,
                          Philadelphia Airport System, Series A, AMBAC Insured,
                          5.75%, 6/15/08                                         Aaa/AAA/AAA       1,000,000    1,019,550
                          -----------------------------------------------------------------------------------------------
                          Schuylkill County, Pennsylvania Industrial
                          Development Authority Resource Recovery Revenue
                          Refunding Bonds, Schuylkill Energy Resources, Inc.,
                          6.50%, 1/1/10                                          NR/NR             2,500,000    2,511,218
                                                                                                                ---------
                                                                                                                8,983,917
                          -----------------------------------------------------------------------------------------------
SOUTH CAROLINA--4.4%      Richland County, South Carolina Hospital Facilities
                          Revenue Bonds, Community Provider Pooled Loan
                          Program, CGIC Insured, Series A, 7.125%, 7/1/17        Aaa/AAA             250,000      272,861
                          -----------------------------------------------------------------------------------------------
                          South Carolina State Education Assistance Authority
                          Revenue Bonds, Insured Student Loan, 6.30%, 9/1/01     NR/AA             1,400,000    1,473,924
                          -----------------------------------------------------------------------------------------------
                          South Carolina State Public Service Authority Revenue
                          Refunding Bonds, Prerefunded, 8%, 7/1/04               Aaa/AA-/A+        2,000,000    2,119,490
                                                                                                                ---------
                                                                                                                3,866,275



7  Oppenheimer Intermediate Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.7%        South Dakota Student Loan Finance Revenue Bonds,
                          Series A, 5.95%, 8/1/01                                NR/A+            $1,500,000  $ 1,531,692
-------------------------------------------------------------------------------------------------------------------------
TENNESSEE--2.1%           Chattanooga-Hamilton County, Tennessee Hospital
                          Authority Revenue Bonds, Erlanger Medical Center,
                          Prerefunded, Series B, FSA Insured,
                          Inverse Floater, 9.774%, 5/25/21(2)                    Aaa/AAA           1,500,000    1,868,050
-------------------------------------------------------------------------------------------------------------------------
TEXAS--6.4%               Harris County, Texas Flood Control Bonds,
                          Series A, 7.125%, 10/1/98                              Aa/AA+            1,315,000    1,426,225
                          -----------------------------------------------------------------------------------------------
                          Harris County, Texas Health Facilities Development
                          Corp. Hospital Revenue Bonds, Hermann Trust,
                          Prerefunded, 9%, 10/1/17                               Aaa/AAA           2,500,000    2,780,155
                          -----------------------------------------------------------------------------------------------
                          Harris County, Texas Revenue Bonds, Toll Road
                          Project, Prerefunded, 10.375%, 8/1/14                  Aaa/NR              300,000      339,788
                          -----------------------------------------------------------------------------------------------
                          Texas National Research Laboratory Commission
                          Financing Corp. Lease Revenue Bonds, Superconducting
                          Super Collider, 6.25%, Escrowed to Maturity, 12/1/00   Aaa/AAA/A         1,000,000    1,072,831
                                                                                                               ----------
                                                                                                                5,618,999
-------------------------------------------------------------------------------------------------------------------------
VERMONT--1.1%             Vermont State Student Assistance Corp. Educational
                          Loan Revenue Bonds, Finance Program, Series A--3,
                          FSA Insured, 6.25%, 6/15/03                            Aaa/AAA             900,000      968,787
-------------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.7%            Chesapeake, Virginia Public Improvement General
                          Obligation Bonds, 7%, 5/1/99                           Aa/AA             2,155,000    2,349,480
-------------------------------------------------------------------------------------------------------------------------
WASHINGTON--1.2%          Port of Seattle, Washington Revenue Bonds,
                          Series B, 6.30%, 11/1/02                               A1/AA-/AA-       1,000,000    1,079,834
-------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--1.0%       West Virginia School Building Authority Revenue
                          Bonds, Prerefunded, MBIA Insured, 7.25%, 7/1/15        Aaa/AAA             750,000      848,103
-------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--10.0%   Puerto Rico Commonwealth General Obligation
                          Bonds, 6.35%, 7/1/10                                   Baa1/A            2,000,000    2,101,598
                          -----------------------------------------------------------------------------------------------
                          Puerto Rico Electric Power Authority Revenue Bonds,
                          Series P, 6.75%, 7/1/03                                Baa1/A-           2,000,000    2,209,440
                          -----------------------------------------------------------------------------------------------
                          Puerto Rico Electric Power Authority
                          Revenue Refunding Bonds, Series S, 7%, 7/1/07          Baa1/A-           2,000,000    2,277,480
                          -----------------------------------------------------------------------------------------------
                          Puerto Rico Telephone Authority Revenue Bonds,
                          AMBAC Insured, Inverse Floater, 3.55%, 1/1/03(2)       Aaa/AAA/AAA       2,400,000    2,202,895
                                                                                                               ----------
                                                                                                                8,791,413
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $84,667,837)                                                          98.5%  86,906,403
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          1.5    1,365,333
                                                                                                   ---------  -----------
NET ASSETS                                                                                             100.0% $88,271,736
                                                                                                   ---------  -----------
                                                                                                   ---------  -----------

                          1. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                          2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. The multiplier for these inverse floaters is 2. Inverse floaters amount to $4,070,945 or 4.6% of the Fund's net assets at September 30, 1995.

                          See accompanying Notes to Financial Statements.


8  Oppenheimer Intermediate Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1995


-------------------------------------------------------------------------------------------------------------------------
ASSETS                    Investments, at value (cost $84,667,837)--see accompanying statement               $86,906,403
                          -----------------------------------------------------------------------------------------------
                          Cash                                                                                   159,192
                          -----------------------------------------------------------------------------------------------
                          Receivables:
                          Interest                                                                             1,602,440
                          Shares of beneficial interest sold                                                      13,929
                          -----------------------------------------------------------------------------------------------
                          Other                                                                                   26,516
                                                                                                             -----------
                          Total assets                                                                        88,708,480
------------------------------------------------------------------------------------------------------------------------
LIABILITIES               Payables and other liabilities:
                          Dividends                                                                              261,786
                          Shares of beneficial interest redeemed                                                  88,154
                          Distribution and service plan fees--Note 4                                              52,252
                          Shareholder reports                                                                     13,807
                          Transfer and shareholder servicing agent fees--Note 4                                    3,579
                          Trustees' fees                                                                              63
                          Other                                                                                   17,103
                                                                                                             -----------
                          Total liabilities                                                                      436,744
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                   $88,271,736
                                                                                                             -----------
                                                                                                             -----------

-------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF            Paid-in capital                                                                    $88,366,036
NET ASSETS                -----------------------------------------------------------------------------------------------
                          Overdistributed net investment income                                                  (66,542)
                          -----------------------------------------------------------------------------------------------
                          Accumulated net realized loss from investment transactions                          (2,266,324)
                          -----------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments--Note 3                                   2,238,566
                                                                                                             -----------
                          Net assets                                                                         $88,271,736
                                                                                                             -----------
                                                                                                             -----------

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE           Class A Shares:
PER SHARE                 Net asset value and redemption price per share (based on net assets
                          of $80,535,209 and 5,483,053 shares of beneficial interest outstanding)                 $14.69
                          Maximum offering price per share (net asset value plus sales charge
                          of 3.50% of offering price)                                                             $15.22
                          -----------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share (based on
                          net assets of $118,918 and 8,097 shares of beneficial interest outstanding)             $14.69
                          -----------------------------------------------------------------------------------------------
                          Class C Shares:
                          Net asset value, redemption price and offering price per share (based on
                          net assets of $7,617,609 and 519,407 shares of beneficial interest outstanding)         $14.67

                          See accompanying Notes to Financial Statements.


9  Oppenheimer Intermediate Tax-Exempt Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995


------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME          Interest                                                                           $5,684,381
------------------------------------------------------------------------------------------------------------------------
EXPENSES                   Management fees--Note 4                                                               435,665
                           ---------------------------------------------------------------------------------------------
                           Distribution and service plan fees--Note 4:
                           Class A                                                                               187,036
                           Class B                                                                                    15
                           Class C                                                                                74,513
                           ----------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 4                                  78,432
                           ----------------------------------------------------------------------------------------------
                           Shareholder reports                                                                    52,243
                           ----------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class A                                                                                21,316
                           Class C                                                                                12,030
                           ----------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                24,847
                           ----------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                                            11,833
                           ----------------------------------------------------------------------------------------------
                           Insurance expenses                                                                      6,727
                           ----------------------------------------------------------------------------------------------
                           Trustees' fees and expenses                                                             1,071
                           ----------------------------------------------------------------------------------------------
                           Other                                                                                  13,516
                                                                                                             -----------
                           Total expenses                                                                        919,244
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                          4,765,137
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED    Net realized loss from:
GAIN (LOSS) ON INVESTMENTS Investments                                                                        (1,421,045)
                           Closing of futures contracts                                                         (169,368)
                                                                                                             -----------
                           Net realized loss                                                                  (1,590,413)
                           ----------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on investments                4,069,030
                                                                                                             -----------
                           Net realized and unrealized gain on investments                                     2,478,617
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $7,243,754
                                                                                                             -----------
                                                                                                             -----------


                           See accompanying Notes to Financial Statements.


10  Oppenheimer Intermediate Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                                     1995          1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS                Net investment income                                                  $ 4,765,137    $ 4,139,249
                          --------------------------------------------------------------------------------------------------
                          Net realized loss on investments                                        (1,590,413)    (1,005,299)
                          --------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on investments     4,069,030     (4,866,867)
                                                                                                 -----------    ------------
                          Net increase (decrease) in net assets resulting from operations          7,243,754     (1,732,917)
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND             Dividends from net investment income:
DISTRIBUTIONS TO          Class A ($.7524 and $.7572 per share, respectively)                     (4,224,351)    (4,028,765)
SHAREHOLDERS              Class B ($.0571 per share)                                                     (78)            --
                          Class C ($.6332 and $.5157 per share, respectively)                       (310,776)      (164,731)
                          --------------------------------------------------------------------------------------------------
                          Distributions in excess of gain on investments:
                          Class A ($.0698 per share)                                                      --       (340,993)
                          Class C ($.0698 per share)                                                      --           (271)
----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST       Net increase (decrease) in net assets resulting from Class A
TRANSACTIONS              beneficial interest transactions--Note 2                                (5,399,631)    19,304,315
                          --------------------------------------------------------------------------------------------------
                          Net increase in net assets resulting from Class B
                          beneficial interest transactions--Note 2                                   118,895             --
                          --------------------------------------------------------------------------------------------------
                          Net increase (decrease) in net assets resulting from Class C
                          beneficial interest transactions--Note 2                                (1,122,859)     8,794,633
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                Total increase (decrease)                                               (3,695,046)    21,831,271
                          --------------------------------------------------------------------------------------------------
                          Beginning of period                                                     91,966,782     70,135,511
                                                                                                 -----------    -----------
                          End of period (including overdistributed net investment
                          income of $66,542 and $142,634, respectively)                          $88,271,736    $91,966,782
                                                                                                 -----------    -----------
                                                                                                 -----------    -----------


                          See accompanying Notes to Financial Statements.


11  Oppenheimer Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                              CLASS A
----------------------------------------------------------------------------------------


                                                  YEAR ENDED SEPTEMBER 30,
                                                  1995      1994      1993      1992
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $ 14.23   $ 15.34   $ 15.09   $ 14.40
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .79       .72       .77       .86
Net realized and unrealized gain (loss)
on investments                                        .42     (1.00)      .70       .69
                                                  -------   -------   -------   -------
Total income (loss) from investment
operations                                           1.21      (.28)     1.47      1.55
----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.75)     (.76)     (.75)     (.86)
Distributions from net realized gain
on investments                                         --        --      (.47)       --
Distributions in excess of net realized gain
on investments                                         --      (.07)       --        --
                                                  -------   -------   -------   -------
Total dividends and distributions
to shareholders                                      (.75)     (.83)    (1.22)     (.86)
----------------------------------------------------------------------------------------
Net asset value, end of period                    $ 14.69   $ 14.23   $ 15.34   $ 15.09
                                                  -------   -------   -------   -------
                                                  -------   -------   -------   -------
----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                  8.78%    (1.92)%   10.31%    11.10%
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $80,535   $83,456   $70,136   $29,724
----------------------------------------------------------------------------------------
Average net assets (in thousands)                 $79,681   $79,076   $48,915   $25,153
----------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                     5,483     5,865     4,571     1,970
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.55%     5.05%     5.08%     5.87%
Expenses, before voluntary assumption
by the Manager                                        .98%     1.00%     1.07%     1.25%
Expenses, net of voluntary assumption
by the Manager                                        N/A       N/A      1.05%     1.16%
----------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             55%       51%       21%       93%


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
3. For the period from November 11, 1986 (commencement of operations) to September 30, 1987.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12  Oppenheimer Intermediate Tax-Exempt Fund


                                                                                               Class B     Class C
----------------------------------------------                                                 ---------   ------------------------
                                                                                               Period
                                                                                               Ended
                                                                                               Sept. 30,   Year Ended September 30,
                                             1991      1990(4)   1989      1988      1987(3)   1995(2)     1995          1994(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period         $ 13.51   $ 13.57   $ 13.33   $ 12.56   $ 14.00   $14.62      $14.18        $15.14
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
Net investment income                            .83       .90       .98      1.05       .90      .06         .69           .46
Net realized and unrealized gain (loss)
on investments                                   .91      (.08)      .24       .77     (1.44)     .07         .43          (.83)
                                             -------   -------   -------   -------   -------   ------      ------        ------
Total income (loss) from investment
operations                                      1.74       .82      1.22      1.82      (.54)     .13        1.12          (.37)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders
Dividends from net investment income            (.85)     (.88)     (.98)    (1.05)     (.90)    (.06)       (.63)         (.52)
Distributions from net realized gain
on investments                                    --        --        --        --        --       --          --            --
Distributions in excess of net realized gain
on investments                                    --        --        --        --        --       --          --          (.07)
                                             -------   -------   -------   -------   -------   ------      ------        ------
Total dividends and distributions
to shareholders                                 (.85)     (.88)     (.98)    (1.05)     (.90)    (.06)       (.63)         (.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 14.40   $ 13.51   $ 13.57   $ 13.33   $ 12.56   $14.69      $14.67        $14.18
                                             -------   -------   -------   -------   -------   ------      ------        ------
                                             -------   -------   -------   -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)            13.20%     6.14%     9.54%    14.96%    (4.11)%   0.83%       8.13%        (2.54)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $23,675   $20,287   $19,350   $13,480   $10,228   $  119      $7,618        $8,511
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $22,071   $20,576   $17,188   $12,220   $11,152   $   23      $7,437        $4,686
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                1,644     1,502     1,426     1,011       814        8         519           600
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           5.93%     6.56%     7.09%     8.01%     7.39%(6) 3.88%(6)    4.64%         3.77%(6)
Expenses, before voluntary assumption
by the Manager                                  1.35%     1.41%     1.56%     1.75%     1.95%(6) 1.55%(6)    1.88%         2.24%(6)
Expenses, net of voluntary assumption
by the Manager                                  1.16%      .66%      .23%      N/A       .40%(6)  N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        75%      102%      180%      148%       98%      55%         55%           51%


6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $47,459,869 and $52,812,094, respectively.

                           See accompanying Notes to Financial Statements.


13  Oppenheimer Intermediate Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Intermediate Tax-Exempt Fund (the Fund), operating under the name Oppenheimer Intermediate Tax-Exempt Bond Fund through August 29, 1995, is a separate series of Oppenheimer Tax-Exempt Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

-------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $975,000 expiring in 2003.

-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in undistributed net investment income of $153,840. Accumulated net realized loss on investments was decreased by the same amount.


14  Oppenheimer Intermediate Tax-Exempt Fund

-------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (continued)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

-------------------------------------------------------------------------------

2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED                  YEAR ENDED
                                           SEPTEMBER 30, 1995(2)         SEPTEMBER 30, 1994(1)
                                         -------------------------    ----------------------------
                                           SHARES        AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------
Class A:
Sold                                      1,003,900   $ 14,290,724      2,161,013     $ 32,133,399
Dividends and distributions reinvested      196,934      2,809,242        201,137        2,968,987
Redeemed                                 (1,583,239)   (22,499,597)    (1,067,987)     (15,798,071)
                                         ----------   ------------     ----------     ------------
Net increase (decrease)                    (382,405)  $ (5,399,631)     1,294,163     $ 19,304,315
                                         ----------   ------------     ----------     ------------
                                         ----------   ------------     ----------     ------------
--------------------------------------------------------------------------------------------------
Class B:
Sold                                          8,097   $    118,895             --     $         --
Dividends reinvested                             --             --             --               --
Redeemed                                         --             --             --               --
                                         ----------   ------------     ----------     ------------
Net increase                                  8,097   $    118,895             --     $         --
                                         ----------   ------------     ----------     ------------
                                         ----------   ------------     ----------     ------------
--------------------------------------------------------------------------------------------------
Class C:
Sold                                        208,137   $  2,981,674        664,985     $  9,719,514
Dividends and distributions reinvested       18,316        259,921          8,536          122,637
Redeemed                                   (307,226)    (4,364,454)       (73,341)      (1,047,518)
                                         ----------   ------------     ----------     ------------
Net increase (decrease)                     (80,773)  $ (1,122,859)       600,180     $  8,794,633
                                         ----------   ------------     ----------     ------------
                                         ----------   ------------     ----------     ------------

1. For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to September 30, 1994 for Class C shares.
2. For the year ended September 30, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class B shares.

-------------------------------------------------------------------------------

3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $2,238,566 was composed of gross appreciation of $2,897,673, and gross depreciation of $659,107.

-------------------------------------------------------------------------------

4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .50% on the first $100 million of average annual net assets, .45% on the next $150 million, .425% on the next $250 million and .40% on net assets in excess of $500 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent state regulatory limit on Fund expenses.

    The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


15  Oppenheimer Intermediate Tax-Exempt Fund

-------------------------------------------------------------------------------

4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (continued)

For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $160,045, of which $62,159 was retained by Oppenheimer Funds Distributor, Inc., (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,830 and $28,282, respectively, of which $6,183 was paid to an affiliated broker/dealer for Class C shares. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $10,384 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

    Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $74,888. During the year ended September 30, 1995, OFDI paid $19,264 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $54,543 as compensation for Class C sales commissions and service fee advances, as well as financing costs.


16  Oppenheimer Intermediate Tax-Exempt Fund

INDEPENDENT AUDITORS' REPORT

-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERMEDIATE TAX-EXEMPT
FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Intermediate Tax-Exempt Fund as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for the period October 1, 1989 to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period November 11, 1986 (commencement of operations) to September 30, 1989 were audited by other auditors whose report dated November 2, 1989, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Intermediate Tax-Exempt Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE  LLP

Denver, Colorado
October 20, 1995


17  Oppenheimer Intermediate Tax-Exempt Fund

FEDERAL INCOME TAX INFORMATION   (UNAUDITED)

-------------------------------------------------------------------------------

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          None of the dividends paid by the Fund during the fiscal year ended September 30, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

SHAREHOLDER MEETING   (UNAUDITED)

-------------------------------------------------------------------------------

On July 10, 1995, a special shareholder meeting was held at which the nine Trustees identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1994 was ratified (Proposal No. 1), the proposed changes in the Fund's investment policies were approved (Proposal No. 2), the Fund's amended Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 3), as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:


NOMINEE                  FOR                   AGAINST            TOTAL
-------------------------------------------------------------------------------
Robert G. Avis           3,621,033.129         34,885.925         3,655,919.054
William A. Baker         3,613,442.531         42,476.523         3,655,919.054
Charles Conrad, Jr.      3,621,882.845         34,036.209         3,655,919.054
Jon S. Fossel            3,622,376.938         33,542.116         3,655,919.054
Raymond J. Kalinowski    3,623,060.141         32,858.913         3,655,919.054
C. Howard Kast           3,618,852.759         37,066.295         3,655,919.054
Robert M. Kirchner       3,618,872.520         37,046.534         3,655,919.054
Ned M. Steel             3,622,951.425         32,967.629         3,655,919.054
James C. Swain           3,619,244.355         36,674.699         3,655,919.054


PROPOSAL        FOR            AGAINST      WITHHELD/ABSTAIN  BROKER NON-VOTES  TOTAL
--------------------------------------------------------------------------------------------
Proposal No. 1  3,548,685.910  19,897.005   87,336.139        106,319           3,655,919.054
Proposal No. 2  3,415,327.584  92,067.290  148,524.180        106,319           3,655,919.054
Proposal No. 3    285,504.097   3,632.606    9,793.125             --             298,929.828


18  Oppenheimer Intermediate Tax-Exempt Fund

OPPENHEIMER INTERMEDIATE TAX-EXEMPT FUND
A SERIES OF OPPENHEIMER TAX-EXEMPT FUND

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OFFICERS AND TRUSTEES James C. Swain, Chairman and Chief Executive Officer
                      Robert G. Avis, Trustee
                      William A. Baker, Trustee
                      Charles Conrad, Jr., Trustee
                      Jon S. Fossel, Trustee and President
                      Raymond J. Kalinowski, Trustee
                      C. Howard Kast, Trustee
                      Robert M. Kirchner, Trustee
                      Ned M. Steel, Trustee
                      Andrew J. Donohue, Vice President
                      Caryn R. Halbrecht, Vice President
                      Robert E. Patterson, Vice President
                      George C. Bowen, Vice President, Secretary and Treasurer Robert J. Bishop, Assistant Treasurer
                      Scott Farrar, Assistant Treasurer
                      Robert G. Zack, Assistant Secretary
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INVESTMENT ADVISOR    Oppenheimer Management Corporation
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DISTRIBUTOR           Oppenheimer Funds Distributor, Inc.
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TRANSFER AND          Oppenheimer Shareholder Services
SHAREHOLDER
SERVICING AGENT
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CUSTODIAN OF          Citibank, N.A.
PORTFOLIO SECURITIES
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INDEPENDENT AUDITORS  Deloitte & Touche LLP
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LEGAL COUNSEL         Myer, Swanson, Adams & Wolf, P.C.


This is a copy of a report to shareholders of Oppenheimer Intermediate Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Tax-Exempt Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


19  Oppenheimer Intermediate Tax-Exempt Fund

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RAO500.001.0995  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

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[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 469
                                                                 Denver, CO
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